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                                                                                                                Appendix 1


                                                List of Current and Future Advisers and Sub-Advisers


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                                                                       Replacement Fund
      Existing Fund             Adviser             Sub-Adviser                                 Adviser             Sub-Adviser
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------



DWS Conservative           Deutsche                                    MetLife Moderate   MetLife Investors
Allocation VIP             Investment                                  Strategy           Advisory, LLC
                           Management                                  Portfolio
                           Americas Inc.
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
DWS Growth Allocation      Duetsche                                    MetLife Growth     MetLife Investors
Portfolio                  Investment                                  Strategy           Advisory, LLC
                           Management                                  Portfolio
                           Americas Inc.

-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
DWS Moderate Allocation    Deutsche                                    MetLife Balanced   MetLife Investors
Portfolio                  Investment                                  Strategy           Advisory, LLC
                           Management                                  Portfolio
                           Americas Inc.
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
Janus (Aspen Series)       Janus Capital                               Janus Forty        MetLife Investors    Janus Capital
Forty Portfolio            Management LLC                              Portfolio          Advisory, LLC        Management LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
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Legg Mason Partners       Legg Mason         Batterymarch Financial   MetLife Stock      MetLife Advisers,    MetLife Investment
Variable Equity Index      Partners Fund      Management, Inc.         Index Portfolio    LLC                  Advisory Company,
Portfolio                  Advisor, LLC                                                                        LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
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UIF Core Bond Plus         Morgan Stanley                              BlackRock Bond     MetLife Advisers,    BlackRock Advisors,
Portfolio                  Investment                                  Income Portfolio   LLC                  LLC
                           Management, Inc.
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PIMCO (VIT) Total Return   Pacific                                     PIMCO Total        MetLife Investors    Pacific Investment
Portfolio                  Investment                                  Return Portfolio   Advisory, LLC        Management Company
                           Management                                                                          LLC
                           Company LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
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Pioneer Strategic Income   Pioneer                                     Pioneer            MetLife Investors    Pioneer Investment
VCT Portfolio              Investment                                  Strategic Income   Advisory, LLC        Management, Inc.
                           Management, Inc.                            Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- ---------------------
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Van Kampen LIT Comstock    Van Kampen Asset                            Van Kampen         MetLife Investors    Morgan Stanley
Portfolio                  Management                                  Comstock           Advisory, LLC        Investment
                                                                       Portfolio                               Management, Inc.
                                                                                                               d/b/a Van Kampen
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